EXHIBIT 1

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                        AND COMPOSITE AMENDMENT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND COMPOSITE AMENDMENT AGREEMENT, dated as of June 30, 2000 (the "Second Amendment"), is by and among HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); ACME CHUTE COMPANY, INC., a Florida corporation ("Acme Chute"), DEVIVO INDUSTRIES, INC., a Connecticut corporation ("DeVivo"), ECOLOGICAL TECHNOLOGIES, INC., a Connecticut corporation ("Eco"), KE CORPORATION, a Delaware corporation ("Kohlman Acquisition Corp."), and AMERICAN GOOSENECK, INC., an Arizona corporation ("American Gooseneck") (Acme Chute, DeVivo, Eco, Kohlman Acquisition Corp. and American Gooseneck are sometimes collectively referred to herein as the "Subsidiary Guarantors" and, together with the Borrowers, the "Credit Parties"); GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., a national banking association (in its individual capacity, "NationsBank"), KEY CORPORATE CAPITAL, INC. (in its individual capacity, "KCCI"), the other Lenders signatory hereto from time to time, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent for the Lenders ("Administrative Agent"), and BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., as Revolver Agent for the Lenders ("Revolver Agent" and, together with Administrative Agent, "Agents").

                               W I T N E S S E T H

         WHEREAS, the Borrowers, GE Capital, NationsBank, KCCI and the Agents have heretofore entered into that certain Credit Agreement, dated as of October 28, 1998 (the "Credit Agreement"), as amended by that certain First Amendment to Credit Agreement and Composite Amendment Agreement, dated as of September 17, 1999 (the "First Amendment") (the Credit Agreement, as amended by the First Amendment, is referred to herein as the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have extended revolving and term credit facilities to the Borrowers of up to Sixty-One Million and No/100 Dollars ($61,000,000.00) in the aggregate for the purpose of funding certain Acquisitions and refinancing certain indebtedness of the Borrowers and (a) to provide working capital financing for the Borrowers and (b) to finance capital expenditures of the Borrowers (capitalized terms which are used herein and not defined herein shall have the meanings given such terms in the Credit Agreement, as amended hereby); and

         WHEREAS, the Credit Parties have requested that the Lenders increase the availability under the Revolving Credit Facility (Revolver A) on a seasonal basis by TWO MILLION AND


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NO/100 DOLLARS ($2,000,000.00) (the "Seasonal Overline"), such that, subject to the conditions of the Credit Agreement, as amended hereby, during the period from and including April 30 through and including September 30 in each year, the Maximum Amount (Revolver A) shall be equal to NINETEEN MILLION AND NO/100 DOLLARS ($19,000,000.00), and during the period from and including October 1 through and including April 29 in each year, the Maximum Amount (Revolver A) shall be equal to SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000.00); and

         WHEREAS, as a condition to the Lenders' and the Agents' agreement to increase the availability under the Revolving Credit Facility (Revolver A) and to make certain additional modifications to the Credit Agreement, the Lenders and the Agents have required that the Credit Parties enter into this Second Amendment, which each of them has agreed so to do;

         NOW THEREFORE, in consideration of the premises, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Preambles and Recitals. Each of the Credit Parties hereby jointly and severally confirms the truth and accuracy of each of the preambles and recitals set forth in the introduction to this Second Amendment and agrees that each of the preambles and recitals set forth in the introduction to this Second Amendment are incorporated herein by reference and are and shall be deemed to be a part of this Second Amendment as if fully set forth herein.

         Section 2. Amendments to Credit Agreement. The parties hereto hereby agree that the Credit Agreement is hereby amended as follows:

                  ss.2.1. All references in the Credit Agreement to "this Agreement," "herein," "hereof" or sections thereof shall be deemed to mean references to the Credit Agreement as amended by this Second Amendment.

                  ss.2.2. The definition of "Loan Documents" is hereby amended to include the Credit Agreement, as amended by this Second Amendment, together with all other documents and instruments heretofore, contemporaneous herewith or from time to time hereafter executed and delivered to or in favor of the Administrative Agent, the Revolver Agent and/or the Lenders, or any one or more of them, in connection with the Credit Agreement, as amended by this Second Amendment, and/or evidencing and/or securing all or any portion of the obligations and indebtedness of the Borrowers, and each of them, to the Lenders and the Agents under the Credit Agreement, as amended by this Second Amendment, together with any and all modifications, renewals and replacements therefor made from time to time.

                  ss.2.3. Subsection (a) of Section 1.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  1.5 Interest and Applicable Margins.

                  (a) Borrowers shall pay interest to Revolver Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates:


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         (i) with respect to the Revolving Credit Advances (Revolver A) and
         Revolving Credit Advances (Revolver B), the Index Rate plus the Applicable Revolver Index Margin per annum; (ii) with respect to the Term Loan A, the Index Rate plus the Applicable Term Loan A Index Margin per annum; (iii) with respect to Term Loan B, a fixed rate equal to eleven percent (11%) per annum; (iv) with respect to the Acquisition Loan Advances, the Index Rate plus the Applicable Acquisition Loan Index Margin per annum; and (v) with respect to the Swing Line Loans, the Index Rate plus the Applicable Revolver Index Margin per annum.

                  The Applicable Revolver Index Margin, the Applicable Term Loan A Index Margin and the Applicable Acquisition Loan Index Margin, during any period when the Leverage Ratio is at the applicable level set forth below, will be equal to the corresponding rate per annum set forth below for such Leverage Ratio:

                                                                                               Applicable Term
                                                                                             Loan A Index Margin
                                                                                                     and
                                                              Applicable                    Applicable Acquisition
       Tier              Leverage Ratio                  Revolver Index Margin                 Loan Index Margin
       ----              --------------                  ---------------------                 -----------------
        IV            Greater than or equal

                         to 3.75 to 1.00                         1.00%                              1.50%

        III          Less than 3.75 to 1.00
                    and greater than or equal                    0.75%                              1.25%
                         to 3.50 to 1.00

        II           Less than 3.50 to 1.00
                    and greater than or equal                    0.50%                              1.00%
                         to 3.25 to 1.00

         I           Less than 3.25 to 1.00                      0.25%                              0.75%

                  The Applicable Revolver Index Margin, the Applicable Term Loan A Index Margin and the Applicable Acquisition Loan Index Margin shall be established at the end of each Fiscal Quarter (each, a "Determination Date"). Any change in the Applicable Revolver Index Margin, the Applicable Term Loan A Index Margin or the Applicable Acquisition Loan Index Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Agents and the Lenders pursuant to Section
         (b) of Annex E, subject to review and confirmation of such computations by the Agents, and shall be effective (the "Effective Date") commencing on the first Business Day next following the date such Compliance Certificate is received until the first Business Day following the date on which a new Compliance Certificate is delivered; provided however, if the Borrowers shall fail to deliver any such Compliance Certificate within the time period required by Annex E, then the Applicable Revolver Index Margin, the Applicable Term Loan A Index Margin and the Applicable Acquisition Loan Index Margin, as the case may be, shall be as set forth in Tier IV until the appropriate Compliance Certificate is so delivered. From the Second Amendment Effective Date to the first Effective Date next following September 30, 2000, the Applicable Revolver Index Margin, the Applicable Term Loan A Index Margin and the Applicable Acquisition Loan Index Margin, as the


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

         case may be, shall be as set forth in Tier IV.

                  The Applicable L/C Margin will be 2.5% per annum. The Applicable Unused Revolver Fee Margin will be 0.5% per annum. The Applicable Unused Acquisition Line Fee Margin will be 0.375% per annum.

                  ss.2.4. Subsection (b)(v) of Section 1.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (v) If Hi-Rise issues Stock or any warrants, options or other rights to acquire Stock of Hi-Rise (other than Stock of Hi-Rise and warrants, options and other rights to acquire Stock of Hi-Rise issued to Borrowers' employees and consultants (other than in connection with the Engel Investment (as defined in the Second Amendment) or in connection with any Acquisition), no later than the Business Day following the date of receipt of the proceeds thereof, Borrowers shall prepay the Loans in an amount equal to seventy-five percent (75%) of all such proceeds net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith, and, to the extent approved by Administrative Agent, net of reserves for dividend payments in respect of preferred Stock issued subsequent to the Second Amendment Effective Date, subject, however, to such limits as may be established by the Administrative Agent in granting its approval of any such reserves. Any such prepayment made from the proposed equity offering being placed by HCFP/Brenner Securities, LLC and anticipated to close by September 30, 2000, shall be applied as follows: first to the repayment of the Revolving Credit Advances (Revolver B) until such time as the aggregate principal amount of the Revolving Credit Advances (Revolver B) then outstanding has been reduced to eighty percent (80%) of the book value of Eligible Lease Receivables as of the date of determination, all as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time; second, sixty percent (60%) to the prepayment of the Revolving Loan (Revolver A) and forty percent (40%) to the prepayment of the Term Loan B; and thereafter in accordance with clause (c) below.

                  ss.2.5. Section 1.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  1.8 Eligible Lease Receivables. Based on the most recent Borrowing Base Certificate delivered by Borrower Representative to Administrative Agent and Revolver Agent and on other information available to Administrative Agent and Revolver Agent, Administrative Agent and Revolver Agent shall in their reasonable credit judgment determine which Lease Receivables of each Borrower shall be "Eligible Lease Receivables" for purposes of this Agreement. In determining whether a particular Lease Receivable of any Borrower constitutes an Eligible Lease Receivable, Administrative Agent and Revolver Agent shall not include any such Lease Receivable to which any of the exclusionary criteria set forth below applies. Administrative Agent and Revolver Agent reserve the right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria and to adjust advance rates with respect to Eligible Lease Receivables, in their reasonable credit judgment, subject to the approval of Supermajority Revolving Lenders in the case of adjustments, or new criteria or changes in advance rates which have the effect of making more credit available. Eligible Lease Receivables shall not include any Lease Receivable of any


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

         Borrower:

                  (a) (i) which does not arise from the Lease of goods by such Borrower in the ordinary course of its business pursuant to a written Lease which provides for an implicit interest rate at least equal to the current market rate for comparable lease transactions, equal amortization over the life of the lease on a monthly or quarterly basis and on terms which are otherwise consistent with the Borrowers' past practice and industry standards, or (ii) which does not arise from the Lease of goods by such Borrower during the period commencing on the date Lease Receivables in respect of such Lease are first included in the calculation of the Borrowing Base (Revolver B) and ending on the earlier of the date which is eighty-four (84) months following the date Lease Receivables in respect of such Lease are first included in the calculation of the Borrowing Base (Revolver B) or the termination date of such Lease;

                  (b) (i) upon which Lease Receivable or the associated Lease such Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) as to which Lease Receivable or the associated Lease such Borrower is not able to bring suit or otherwise enforce its remedies against the Lessee through judicial process;

                  (c) in the event that any defense, counterclaim, setoff or dispute is asserted as to such Lease Receivable or the associated Lease;

                  (d) that is not a true and correct statement of bona fide obligation incurred in the amount of the Lease Receivable for merchandise leased to and accepted by the applicable Lessee;

                  (e) which Lease Receivable and the associated Lease (i) are not owned by such Borrower or (ii) are subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of Administrative Agent, on behalf of itself, Revolver Agent and Lenders;

                  (f) that arises from a Lease to any director, officer, other employee or Affiliate of any Credit Party, or to any entity which has any common officer or director with any Credit Party;

                  (g) that is the obligation of a Lessee that is the United States government or a political subdivision thereof, or any state or municipality or department, agency or instrumentality thereof unless Administrative Agent and Revolver Agent, in their sole discretion, have agreed to the contrary in writing and such Borrower, if necessary or desirable, has complied with the Federal Assignment of Claims Act of 1940, and any amendments thereto, or any applicable state statute or municipal ordinance of similar purpose and effect, with respect to such obligation;

                  (h) (i) that is the obligation of a Lessee located in a foreign country (other than Canada, Puerto Rico and the United States Virgin Islands), unless payment thereof is assured by a letter of credit assigned and delivered to Administrative Agent, satisfactory to Administrative Agent and Revolver Agent as to form, amount and issuer;

                      (ii) that is the obligation of an Lessee located in Canada, Puerto


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

         Rico or the United States Virgin Islands, unless (x) payment thereof is assured by a letter of credit assigned and delivered to Administrative Agent, satisfactory to Administrative Agent and Revolver Agent as to form, amount and issuer, or (y) Administrative Agent and Revolver Agent, in their sole discretion, have agreed to the contrary in writing and such Borrower, if necessary, has taken all such action as may be required by Administrative Agent and Revolver Agent to establish and maintain in favor of Administrative Agent for the benefit of the Lenders a first, perfected security interest in and to such Account;

                  (i) to the extent such Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Lessee to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

                  (j) which Lease Receivable or the associated Lease is in default; provided, that, without limiting the generality of the foregoing, a Lease Receivable and the associated Lease shall be deemed in default upon the occurrence of any of the following:

                      (i) it is not paid within sixty (60) days following the due date of any payment under the applicable Lease;

                      (ii) if any Lessee obligated upon such Lease Receivable suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

                      (iii) if any petition is filed by or against any Lessee obligated upon such Lease Receivable under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

                  (k) which is the obligation of a Lessee if fifty percent (50%) or more of the dollar amount of all Lease Receivables owing by that Lessee are ineligible under the other criteria set forth in this
         Section 1.8;

                  (l) as to which Lease Receivable or the associated Lease Administrative Agent's Lien thereon, on behalf of itself, Revolver Agent and Lenders, is not a first priority perfected Lien;

                  (m) as to which Lease Receivable or the associated Lease any of the representations or warranties pertaining to Lease Receivables and Leases set forth in this Agreement or the Security Agreements is untrue;

                  (n) to the extent such Lease Receivable is evidenced by a judgment, or Instrument;

                  (o) to the extent such Lease Receivable is evidenced by Chattel Paper, unless the original of such Chattel Paper has been delivered to Administrative Agent with all necessary endorsements, free and clear of all Liens except those in favor of the Administrative Agent, on behalf of itself, Revolver Agent and Lenders;

                  (p) to the extent such Lease Receivable exceeds any credit limit established by Administrative Agent or Revolver Agent, in their reasonable


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

         discretion;

                  (q) to the extent that such Lease Receivable, together with all other Lease Receivables owing by such Lessee and its Affiliates as of any date of determination; exceed twenty percent (20%) of all Eligible Lease Receivable;

                  (r) which Lease Receivable is payable in any currency other than Dollars; or

                  (s) which Lease Receivable or the associated Lease is unacceptable to Administrative Agent or Revolver Agent in their reasonable credit judgment.

                  ss.2.6. Annex A to the Credit Agreement is hereby amended to amend or add the following defined terms, each of which shall read in their entirety as follows

                  "Borrowing Base (Revolver A)" shall mean, as of any date of determination by Administrative Agent and Revolver Agent, from time to time, an amount equal to the sum at such time of:

                           (a) up to eighty percent (80%) of the book value of
                  Eligible Accounts as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time; provided that, during the period from and including April 30, 2000 through and including September 30, 2000, "Eligible Accounts shall include all Accounts owed by Allied Waste Industries, Inc., Republic Services, Inc. and Waste Management, Inc. notwithstanding the provisions of Sections 1.6(l)(i), (m) or (r) to the contrary, provided that such Accounts are not otherwise ineligible under any other provisions of Section 1.6; and

                           (b)(i) at any time other than as set forth in clause
                  (b)(ii) hereof, up to fifty percent (50%) of the book value of Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market) as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time; and

                              (ii) during the period from and including April
                  30, 2001 through and including September 30, 2001, up to sixty percent (60%) of the book value of Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market) as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time.

                  "Borrowing Base (Revolver B)" shall mean, as of any date of determination by Administrative Agent and Revolver Agent, from time to time, an amount equal to the sum at such time of up to ninety percent (90%) (the "Borrowing Base (Revolver B) Advance Rate") of the book value of Eligible Lease Receivables as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time; provided that, so long as no Default shall have occurred and be continuing, if, prior to September 30, 2000, equity investments shall have been made in Hi-Rise by investors other than any Affiliate or shareholder of Hi-Rise in existence as of the Second Amendment Effective Date in an amount which, after giving effect to the application of such investments to the


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         repayment of the Revolving Credit Advances (Revolver B) in accordance with the provisions of Section 1.3(b)(v), result in the reduction of the aggregate principal amount of the Revolving Credit Advances (Revolver B) then outstanding to eighty percent (80%) of the book value of Eligible Lease Receivables as of the date of such determination, all as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time (the "Equity Investment Trigger"), then the Borrowing Base (Revolver B) Advance Rate shall be reduced to eighty percent (80%) as of the date the Equity Investment Trigger occurs, and shall thereafter be reduced by an additional one (1%) on the same day of each calendar month thereafter until the Borrowing Base (Revolver B) Advance Rate shall have been reduced to seventy-five percent (75%); provided further, that, if the Equity Investment Trigger has not occurred on or prior to September 30, 2000, then the Borrowing Base (Revolver B) Advance Rate shall be reduced by two percent (2%) per month (or one percent (1%) in the case of the final reduction), commencing on October 1, 2000, and continuing monthly on the first day of each calendar month thereafter until the Borrowing Base (Revolver B) Advance Rate shall have been reduced to seventy-five percent (75%); and provided further, that, without regard to whether the Equity Investment Trigger has occurred, the Borrowing Base (Revolver B) Advance Rate shall be reduced (which, by operation of this proviso, shall not be less than eighty percent (80%)) as of the date of each repayment of the Revolving Credit Advances (Revolver B) made pursuant to the provisions of Section 1.3(b)(v) to an amount (expressed as a percentage) equal to the percentage which the aggregate principal amount of the Revolving Credit Loans (Revolver B) then outstanding (after giving effect to such repayment) bears to the book value of Eligible Lease Receivables as of such date of determination, determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time.

                  "Commitments" shall mean, as of the date of any determination thereof, (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment (Revolver A) (including without duplication the Swing Line Lender's Swing Line Commitment (Revolver A) as a subset of its Revolving Loan Commitment (Revolver A)), Revolving Loan Commitment (Revolver B) (including without duplication the Swing Line Lender's Swing Line Commitment (Revolver B) as a subset of its Revolving Loan Commitment (Revolver B)), Term Loan Commitment (Term Loan A), Term Loan Commitment (Term Loan B) and Acquisition Loan Commitment as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments (Revolver A) (including without duplication the Swing Line Lender's Swing Line Commitment (Revolver A) as a subset of its Revolving Loan Commitment (Revolver A)), Revolving Loan Commitments (Revolver B) (including without duplication the Swing Line Lender's Swing Line Commitment (Revolver B) as a subset of its Revolving Loan Commitment (Revolver B)), Term Loan Commitments (Term Loan A), Term Loan Commitments (Term Loan B) and Acquisition Loan Commitments, which aggregate commitment shall be Sixty-Three Million and No/100 Dollars ($63,000,000.00), as to each of clauses (a) and (b), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

                  "Index Rate" shall mean, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks" (or, if


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         The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), or (ii) the Federal Funds Rate plus fifty (50) basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

                  "Revolving Loan Commitment (Revolver A)" shall mean, as of the date of any determination thereof, (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances (Revolver
         A) (including without duplication Swing Line Advances (Revolver A) as a subset of the Swing Line Lender's Revolving Loan Commitment (Revolver
         A)) and/or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances (Revolver A) (including without duplication Swing Line Advances (Revolver A) as a subset of the Swing Line Lender's Revolving Loan Commitment (Revolver A)) and/or incur Letter of Credit Obligations, which aggregate commitment shall be Nineteen Million and No/100 Dollars ($19,000,000.00), as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                  "Second Amendment" shall mean that certain Second Amendment to Credit Agreement and Composite Amendment Agreement, dated as of the Second Amendment Effective Date, by and among the Borrowers, the Subsidiary Guarantors, the Lenders and the Agents.

                  "Second Amendment Effective Date" shall mean June 30, 2000.

                  ss.2.7. Annex G to the Credit Agreement is hereby amended in its entirety to read as Annex G attached hereto and made a part hereof.

                  ss.2.8. Annex J to the Credit Agreement is hereby amended in its entirety to read as Annex J attached hereto and made a part hereof.

                  ss.2.9. Exhibit 4.1(b) to the Credit Agreement is hereby amended in its entirety to read as Exhibit 4.1(b) attached hereto and made a part hereof.

         Section 3. Composite Amendment.

                  ss.3.1. All references in each of the Loan Documents to the "Agreement" and the "Credit Agreement" shall mean the Credit Agreement, as amended by this Second Amendment, and all modifications, amendments and extensions therefor from time to time.

                  ss.3.2. The parties hereto agree that the Collateral Documents, and each of them, secure, in addition to all obligations presently secured thereby, the full and timely payment performance by the Borrowers, and each of them, of their respective obligations and indebtedness under and in respect of the Credit Agreement, as amended by this Second


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Amendment, and each of the Notes, as herein contemplated to be consolidated, amended and restated, as the case may be, in each case whether presently existing or hereafter created or incurred, all of which obligations are and shall be equally secured with and have the same priority as the obligations originally secured by the Collateral Documents, and each of them, provided that nothing herein shall be deemed or construed to mean that the Collateral Documents by their own terms do not presently secure such obligations and indebtedness.

         Section 4. Representations and Warranties; No Defaults. Each of the Credit Parties hereby jointly and severally represents and warrants that each of the representations and warranties of the Credit Parties, and each of them, set forth in the Credit Agreement and in each of the other Loan Documents, in each case as amended by this Second Amendment, is true and correct as of the date hereof and no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents, in each case as amended by this Second Amendment. Each of the Credit Parties hereby jointly and severally ratifies and confirms each of their respective obligations and indebtedness under the Credit Agreement and each of the other Loan Documents, in each case as amended by this Second Amendment, and represents and warrants to the Lenders and the Agents that none of them has or claims any defenses, offsets or counterclaims to any of their respective obligations and indebtedness under the Credit Agreement or any of the other Loan Documents, in each case as amended by this Second Amendment.

         Section 5. Conditions Precedent. The following conditions shall be conditions precedent to the effectiveness of this Second Amendment and the amendments contemplated herein, each of which shall have been satisfied in the sole opinion of the Lenders and the Agents and the Administrative Agent's counsel:

(a) Second Amendment. The Lenders and the Agents shall have received this Second Amendment, duly executed and completed by each of the Credit Parties.

(b) Amended and Restated Revolving Credit Notes (Revolver A). Each of the Lenders shall have received their respective Amended and Restated Revolving Credit Note (Revolver A) as follows:

         1. Amended and Restated Revolving Credit Note (Revolver A), dated as of June 30, 2000, made by Borrowers payable to the order of GE Capital in the original principal amount of $5,343,750.00.

         2. Amended and Restated Revolving Credit Note (Revolver A), dated as of June 30, 2000, made by Borrowers payable to the order of NationsBank in the original principal amount of $7,956,250.00.

         3. Amended and Restated Revolving Credit Note (Revolver A), dated as of June 30, 2000, made by Borrowers payable to the order of KCCI in the original principal amount of $5,700,000.00.

(c) Equity Contribution. The Agents and the Lenders shall have received evidence to their satisfaction that Donald Engel shall have made an equity investment in Hi-Rise of at least $500,000.00 (the "Engel Investment"). Hi-Rise shall not be permitted to return or repay (or set aside reserves therefor) all or any portion of the Engel Investment prior to October 30, 2000 and, thereafter, shall be permitted to return or repay the Engel Investment only to the extent that (i) during the period from the Second Amendment Effective Date to and including the date of such return or repayment of the Engel Investment, no Default or Event of Default shall have occurred, and (ii) after giving effect to the return or repayment of the Engel Investment, the Borrowers shall have Borrowing Availability of at least $2,500,000.00. [The Agent and the Lenders hereby consent, notwithstanding the provisions of Section
         6.5 of the Credit Agreement to the contrary, in connection with the Engel Investment as contemplated herein, that such equity contribution made be evidenced by the purchase by Donald Engel of preferred stock of the Borrower providing for a dividend of not more than 13% per annum, provided that the payment of such dividend shall be subject to the conditions set forth in this subsection (c) for the return or repayment of the Engel Investment. The foregoing consent is expressly limited to the matters stated herein. The foregoing consent shall not be deemed to constitute a waiver of (a) any further non-compliance with the provisions of Section 6.5 of the Credit Agreement, or (b) the non-compliance by any of the Credit Parties with any other term or provision of the Credit Agreement or any of the other Loan Documents, nor shall it be deemed, to extend to or affect compliance by any of the Credit Parties with any other term or provision of the Credit Agreement or any of the other Loan Documents.]

(d) Litigation. The Administrative Agent and the Lenders shall have received a certificate signed by the Credit Parties, stating that no litigation, investigation or proceeding before or by an arbitrator or Governmental Authority is continuing or threatened against the Credit Parties, or any of them, or any of their officers, directors or Affiliates (i) with respect to the Credit Agreement, as amended by this Second Amendment, the Notes, or any of the other Loan Documents, in each case as amended by this Second Amendment, or any of the transactions contemplated hereby or thereby, or (ii) which could have a Material Adverse Effect on the business, prospects or financial condition of the Credit Parties, or any of them.

(e) No Default. No Default or Event of Default shall have occurred and be continuing after giving effect to the consummation of the transactions contemplated in this Second Amendment.

(f) Supporting Documents. The Agents and the Lenders shall have received each of the other certificates, documents, opinions and other instruments described in the Closing Documents List attached hereto as
         Schedule I and made a part hereof and all additional opinions, documents and certificates that the Lenders, the Administrative Agent or the Administrative Agent's counsel may reasonably require.

(g) Payment of Fees. The Borrowers shall have paid the Administrative Agent for the pro rata benefit of the Lenders in accordance with their respective Pro Rata Shares a non-refundable structuring fee equal to $165,000.00, and shall have reimbursed the

         Administrative Agent for all other fees, costs and expenses of closing presented as of the Second Amendment Effective Date.

All such opinions, certificates and documents specified in this Section 6 shall be satisfactory in form and substance to the Lenders, the Administrative Agent and the Administrative Agent's counsel.

         Section 6. Effective Date. Upon the execution of this Second Amendment by each of the parties hereto and the satisfaction of each of the conditions precedent listed in Section 6 above, this Second Amendment shall be deemed to be effective and the Credit Agreement and each of the other Loan Documents shall be amended as set forth above, all as of the date set forth above.

         Section 7. Miscellaneous. This Second Amendment shall be binding upon and inure to the benefit of each of the Credit Parties, the Lenders and the Agents and their respective heirs, executors, personal representatives, successors and permitted assigns. This Second Amendment may be executed in any number of counterparts, with each counterpart constituting an original, but altogether constituting but one and the same instrument. Except as expressly amended hereby, all terms and conditions contained in the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect in accordance with it terms. Without limiting the generality of any of the provisions of this Second Amendment, nothing contained herein shall in any way invalidate, impair or release any covenant, condition, agreement or stipulation contained in the Credit Agreement or any other Loan Document, shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the obligations and indebtedness evidenced and/or secured by the Credit Agreement or any of the other Loan Documents or in any manner affect or impair the validity, lien or priority of the Credit Agreement or any of the other Loan Documents, in each case as amended by the this Second Amendment.

         Section 8. Construction. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereunder.

         Section 9. Severability. In the event any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Second Amendment or any part hereof, all of which are inserted conditionally on their being valid in law, shall be declared invalid, this Second Amendment shall be construed as if such word or words, phrase or phrases, sentence or sentences, section or sections, or subsection or subsections, had not been inserted.

         Section 10. Expenses. Each of the Credit Parties hereby jointly and severally agrees to pay to the Administrative Agent all fees and costs incurred or to be incurred by the Administrative Agent arising out of or in connection with this Second Amendment, and/or any of the documents or instruments executed or contemplated to be executed in conjunction with this Second Amendment, including, without limitation, the fees and expenses of legal counsel, appraisers, independent public accountants and other outside experts retained by the Administrative Agent, in connection with the negotiation, documentation, closing, administration and enforcement of this Second Amendment and/or any of the documents and instruments executed in connection with this Second Amendment.

         Section 11. JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND/OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE AGENTS ENTERING INTO THIS SECOND AMENDMENT AND MAKING THE FINANCIAL ACCOMMODATIONS TO THE CREDIT PARTIES CONTEMPLATED HEREIN.

         Section 12. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE CREDIT PARTIES HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES EACH OF THE LENDERS AND THE AGENTS AND EACH OF THEIR RESPECTIVE AFFILIATES AND EACH OF THE LENDERS' AND AGENTS' (AND EACH OF THE LENDER'S AND THE AGENTS' AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST THE ANY ONE OR MORE OF THE LENDERS OR THE AGENTS OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THE LENDERS' OR THE AGENTS' (OR ANY OF THE LENDER'S OR THE AGENTS' AFFILIATES') AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE EFFECTIVE DATE OF THIS SECOND AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, IN EACH CASE AS AMENDED BY THIS SECOND AMENDMENT, AS THE CASE MAY BE.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be to be dated for reference as of the date first above written, but have in fact duly executed and delivered this Second Amendment this 30th day of June, 2000.

BORROWERS:                        HI-RISE RECYCLING SYSTEMS, INC., a Florida
                                  corporation
                                  IDC ACQUISITION SUB, INC., a New York
                                  corporation
                                  WILKINSON COMPANY, INC., an Ohio
                                  corporation
                                  RECYCLTECH ENTERPRISES INC., an Ontario
                                  corporation
                                  HESCO SALES, INC., a Florida corporation
                                  UNITED TRUCK AND BODY CORPORATION, a
                                  Florida corporation

                                  HESCO EXPORT CORPORATION, a Florida
                                  corporation
                                  BES-PAC,  INC., formerly  known as BPI
                                  ACQUISITION  CORP., a South Carolina
                                  corporation
                                  DII ACQUISITION CORP., a Connecticut
                                  corporation



                                  By: /S/ J. GARY MCALPIN
                                     ------------------------------------------

                                      Name: J. Gary McAlpin
                                      Title:



SUBSIDIARY GUARANTORS:            ACME CHUTE COMPANY, INC., a Florida
                                  corporation
                                  DEVIVO INDUSTRIES, INC., a Connecticut
                                  corporation
                                  ECOLOGICAL TECHNOLOGIES, INC., a
                                  Connecticut corporation
                                  KE CORPORATION, a Delaware corporation
                                  AMERICAN GOOSENECK, INC., an Arizona
                                  corporation



                                  By: /S/ J. GARY MCALPIN
                                     ------------------------------------------

                                      Name: J. Gary McAlpin
                                      Title:



ADMINISTRATIVE AGENT:             GENERAL ELECTRIC CAPITAL CORPORATION,
                                  as Administrative Agent



                                  By: /S/ TIMOTHY PERUSEK
                                     ------------------------------------------

                                      Name:  Timothy B. Perusek
                                      Title: Senior Risk Mannager


REVOLVER AGENT:                     BANK OF AMERICA, [N.A.,] successor in
                                    interest to NATIONSBANK, N.A.,
                                    as Revolver Agent



                                  By: /S/ CHRIS A. FIELDS
                                     ------------------------------------------

                                      Name: Chris A. Fields
                                      Title: Vice President



LENDERS:                          GENERAL ELECTRIC CAPITAL CORPORATION



                                  By:
                                     ------------------------------------------

                                      Name:
                                      Title:


                                  BANK OF AMERICA, [N.A.,] successor in
                                  interest to NATIONSBANK, N.A.



                                  By: /S/ CHRIS A. FIELDS
                                     ------------------------------------------

                                      Name: Chris A. Fields
                                      Title: Vice President


                                  KEY CORPORATE CAPITAL, INC.



                                  By: /S/ J. ERIC
                                     ------------------------------------------

                                      Name: J. Eric
                                      Title: Assistant Vice President

STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF FULTON                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by Gary McAlpin, who personally appeared before me, being an officer of each of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, IDC ACQUISITION SUB, INC., a New York corporation, WILKINSON COMPANY, INC., an Ohio corporation, RECYCLTECH ENTERPRISES INC., an Ontario corporation, HESCO SALES, INC., a Florida corporation, UNITED TRUCK AND BODY CORPORATION, a Florida corporation, HESCO EXPORT CORPORATION, a Florida corporation, BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation, DII ACQUISITION CORP., a Connecticut corporation, ACME CHUTE COMPANY, INC., a Florida corporation, DEVIVO INDUSTRIES, INC., a Connecticut corporation, ECOLOGICAL TECHNOLOGIES, INC., a Connecticut corporation, KE CORPORATION, a Delaware corporation, and AMERICAN GOOSENECK, INC., an Arizona corporation, on behalf of each such corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [ ] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [X] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;

                                  /S/ LINDA M. BEETSCHEN
                                  --------------------------------------------
                                  Print Name: Linda M. Beetschen
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 12/25/01
                                                        ----------------------

(Notarial Seal)

STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF FULTON                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by Timothy Perusek, who personally appeared before me, being the Duly Authorized Signatory of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, on behalf of said corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [ ] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [X] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;


                                  /S/ LINDA M. BEETSCHEN
                                  --------------------------------------------
                                  Print Name: Linda M. Beetschen
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 12/25/01
                                                        ----------------------

(Notarial Seal)

STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF DEKALB                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by Chris A. Fields, who personally appeared before me, being the Vice President of BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., a national banking association, on behalf of said association, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [ ] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [X] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;


                                  /S/ JANET M. PEREZ
                                  --------------------------------------------
                                  Print Name: Janet M. Perez
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 10/29/2000
                                                        ----------------------

(Notarial Seal)

STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF FULTON                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by ______________________, who personally appeared before me, being the Asst. Vice President of KEY CORPORATE CAPITAL, INC., on behalf of said corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [X] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [ ] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;


                                  /S/ LAURIE E. FRONEK
                                  --------------------------------------------
                                  Print Name: Laurie E. Fronek
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 7/15/04
                                                        ----------------------

(Notarial Seal)

                             ANNEX G (Section 6.10)
                                       to
                                CREDIT AGREEMENT

                               FINANCIAL COVENANTS

                  Borrowers shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

                  (a) Maximum Capital Expenditures. Borrowers and their Subsidiaries on a consolidated basis shall not make Capital Expenditures during any Fiscal Year that exceed in the aggregate $1,000,000.00, or, in any event, if after giving effect thereto, any Default or Event of Default shall have occurred and be continuing.

                  (b) Minimum Fixed Charge Coverage Ratio. Borrowers and their Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less the following:

                  0.90 to 1.00      for the Fiscal Quarter ending June 30, 2000;
                  0.90 to 1.00      for the Fiscal Quarter ending September 30, 2000;
                  1.05 to 1.00      for the Fiscal Quarter ending December 31, 2000;
                  1.05 to 1.00      for the Fiscal Quarter ending March 31, 2001;
                  1.10 to 1.00      for the Fiscal Quarter ending June 30, 2001;
                  1.20 to 1.00      for the Fiscal Quarter ending September 30, 2001; and
                  1.25 to 1.00      for the Fiscal  Quarter  ending  December 31, 2001 and for each
Fiscal Quarter ending thereafter.

                  (c) Maximum Leverage Ratio. Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-month period then ended of not more than the following:

                  5.75 to 1.00      for the Fiscal Quarter ending June 30, 2000;
                  5.00 to 1.00      for the Fiscal Quarter ending September 30, 2000;
                  4.10 to 1.00      for the Fiscal Quarter ending December 31, 2000;
                  3.80 to 1.00      for the Fiscal Quarter ending March 31, 2001;
                  3.35 to 1.00      for the Fiscal Quarter ending June 30, 2001;
                  3.05 to 1.00      for the Fiscal Quarter ending September 30, 2001; and
                  2.75 to 1.00      for the Fiscal  Quarter  ending  December 31, 2001 and for each
Fiscal Quarter ending thereafter.

                  (d) Total Indebtedness to Capitalization. Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a ratio as of the last day of such Fiscal Quarter of aggregate Indebtedness to Capitalization of not more than the following:

                  0.65 to 1.00      for the Fiscal Quarter ending June 30, 2000;
                  0.65 to 1.00      for the Fiscal Quarter ending September 30, 2000;
                  0.60 to 1.00      for the Fiscal Quarter ending December 31, 2000;

                  0.60 to 1.00      for the Fiscal Quarter ending March 31, 2001;
                  0.55 to 1.00      for the Fiscal Quarter ending June 30, 2001;
                  0.55 to 1.00      for the Fiscal Quarter ending September 30, 2001; and
                  0.50 to 1.00      for the Fiscal  Quarter  ending  December 31, 2001 and for each
Fiscal Quarter ending thereafter.

                  Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrowers, Administrative Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrowers' and their Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Changes" means (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (b) changes in accounting principles concurred in by any Borrower's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If Administrative Agent, Borrowers and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Administrative Agent, Borrowers and Requisite Lenders cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                 ANNEX J (from Annex A - Commitments definition)
                                       to
                                CREDIT AGREEMENT

Lenders:

GE Capital:

Revolving Loan Commitment (Revolver A):
         During the period from and including April 30
         through and including September 30                $ 5,343,750.00

         During the period from and including October 1
         through and including April 29                           $ 4,781,250.00

Revolving Loan Commitment (Revolver B):                           $ 3,150,000.00

Term Loan Commitment (Term Loan A):                               $ 1,050,000.00
         [(Current principal balance outstanding: $816,667.00)]

Term Loan Commitment (Term Loan B):                               $ 6,300,000.00

Acquisition Loan Commitment:                                      $ 5,625,000.00


NationsBank:

Revolving Loan Commitment (Revolver A) (including a Swing
Line Commitment (Revolver A) of $1,000,000.00):
         During the period from and including April 30
         through and including September 30                $ 7,956,250.00
         During the period from and including October 1
         through and including April 29                           $ 7,118,750.00

Revolving Loan Commitment (Revolver B):
[(including a Swing Line Commitment (Revolver B)
of $1,000,000.00):]                                               $ 3,150,000.00

Term Loan Commitment (Term Loan A):                               $ 3,150,000.00
         [(Current principal balance outstanding: $2,400,000.00)]

Term Loan Commitment (Term Loan B):                               $       - 0 -

Acquisition Loan Commitment:                                      $ 8,375,000.00


KCCI:

Revolving Loan Commitment (Revolver A):
         During the period from and including April 30
         through and including September 30                $ 5,700,000.00
         During the period from and including October 1
         through and including April 29                           $ 5,100,000.00

Revolving Loan Commitment (Revolver B):                           $ 2,700,000.00

Term Loan Commitment (Term Loan A):                               $ 1,800,000.00
         [(Current principal balance outstanding: $1,400,000.00)]

Term Loan Commitment (Term Loan B):                               $ 2,700,000.00

Acquisition Loan Commitment:                                      $ 6,000,000.00

                                 EXHIBIT 4.1(b)
                                       TO
                                CREDIT AGREEMENT

                       FORM OF BORROWING BASE CERTIFICATE

                         HI-RISE RECYCLING SYSTEMS, INC.
                              AND ITS SUBSIDIARIES


Pursuant to the Credit Agreement, dated as of October 28, 1998 (as amended from time to time, the "Credit Agreement"; the capitalized terms defined therein being used herein as therein defined) among Hi-Rise Recycling Systems, Inc., IDC Acquisition Sub, Inc., Wilkinson Company, Inc., Recycltech Enterprises Inc, Hesco Sales, Inc., United Truck and Body Corporation, Hesco Export Corporation, BPI Acquisition Corp., and DII Acquisition Corp., General Electric Capital Corporation, Bank of America, [N.A.,] successor in interest to NationsBank, N.A., Key Corporate Capital, Inc., the other Lenders signatory thereto from time to time (together with General Electric Capital Corporation, Bank of America, [N.A.,] successor in interest to NationsBank, N.A. and Key Corporate Capital, Inc,, the "Lenders"), General Electric Capital Corporation, as Administrative Agent for the Lenders ("Administrative Agent"), and NationsBank, NA., as Revolver Agent for the Lenders ("Revolver Agent"), the undersigned Borrower Representative certifies for itself and each of the other Borrowers that as of the close of business on the date set forth below, the Borrowing Base (Revolver
A) is computed as set forth below.

The undersigned represents and warrants for Itself and each of the other Borrowers that this Borrowing Base Certificate is a true and correct statement of, and that the information contained herein is true and correct in all material respects regarding, the status of Eligible Accounts, Eligible Inventory and Eligible Lease Receivables and that the amounts reflected herein are in compliance with the provisions of the Credit Agreement and the Appendices thereto. The undersigned further represents and warrants for itself and each of the other Borrowers that there is no Default or Event of Default and all representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct as of the date of this Borrowing Base Certificate, except to the extent that such representations or warranties expressly relate to an earlier date and except for changes therein expressly permitted or contemplated by the Credit Agreement or any other Loan Document. The undersigned understands that the Revolving Lenders will extend loans in reliance upon the information contained herein. In the event of a conflict between the following summary of eligibility criteria and ss.ss. 1.6, 1.7 and
1.8 of the Credit Agreement, the Credit Agreement shall govern. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

BORROWING BASE (REVOLVER A)
                                                                          Hi-Rise                   Bes-Pac
                                                                          -------                   -------
AR Balance (As of:  ________)                                          $_________                $_________
                  Less:    Balances over 90 Days from Invoice          $_________                $_____

           Credit Balances > 90 Days from Invoice                      $_________                $_________
           Insiders and Related Parties                                $_________                $_________
           Cash/COD Accounts                                           $_________                $_________
           Contra Accounts                                             $_________                $_________
           Cross-Aged at 50.0%                                         $_________                $_________
           Consignments Out                                            $_________                $_________
           Finance Charges                                             $_________                $_________
           Other:  _________________                                   $_________                $_________
           Other:  _________________                                   $_________                $_________
Total Ineligible Accounts Receivable                                   $_________                $_________
Eligible Accounts Receivable                                           $_________                $_________
Eligible Accounts Receivable at 80.0%                             A1   $_________           A2   $_________

Inventory Balance (As of ________)                                     $_________                $_________
Less:      Work-In-Process                                             $_________                $_________
           Slow Moving/Obsolete                                 $_________                $_________
           Consignment:                                                $_________                $_________
           Other:  _________________                                   $_________                $_________
           Other:  _________________                                   $_________                $_________
Total Ineligible Inventory                                      $_________                $_________
Eligible Inventory                                                     $_________                $_________
Eligible Inventory at 50.0%                                       B1   $_________           B2   $_________

Borrowing Base Availability (Revolver A)                                            (A1+B1+A2+B2)$_________


BORROWING BASE (REVOLVER B)

Lease Receivable Balance (As of ________)                              $_________
Less:      Unearned Income Balance                                     $_________
           Other:  _________________                                   $_________
           Other:  _________________                                   $_________
Total Ineligible Lease Receivable                                      $_________
Eligible Lease Receivable                                              $_________

--------------------
         1 During the period from and including April 30, 2000 through and including September 30, 2000, "Eligible Accounts shall include all Accounts owed by Allied Waste Industries, Inc., Republic Services, Inc. and Waste Management, Inc. notwithstanding the provisions of Sections 1.6(l)(i), (m) or (r) to the contrary, provided that none of the other exclusionary criteria in Section 1.6 apply to any such Accounts.

         2 During the period from and including April 30, 2001 through and including September 30, 2001, up to sixty percent (60%) of the book value of Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market) as determined in accordance with GAAP, less any Reserves established by Administrative Agent and Revolver Agent at such time

Eligible Lease Receivable at 90.0%                          A  $_________
           Reserve - Customer Deposits          B           $_________
           Reserve - Other:  _______________                C  $_________

Borrowing Base Availability (Revolver B)                                  (A-B-C) $_________

         IN WITNESS WHEREOF, the undersigned Borrower Representative has duly executed and delivered this Borrowing Base Certificate on behalf of itself and each of the other Borrowers as of the date first above written.

                                  HI-RISE RECYCLING SYSTEMS, INC., a Florida
                                  Corporation



                                  By: ________________________________
                                      Duly Authorized Signatory


--------------------
         3 The advance rate against Eligible Lease Receivables of ninety percent (90%) is subject to adjustment as more fully set forth in the definition of "Borrowing Base (Revolver B)" set forth in the Credit Agreement.

                                 SCHEDULED I TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                        AND COMPOSITE AMENDMENT AGREEMENT

                             CLOSING DOCUMENTS LIST

         The following documents and showings are to be delivered in connection with the closing of that certain Second Amendment to Credit Agreement and Composite Amendment Agreement, dated as of June 30, 2000 (the "Second Amendment"), by and among HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); ACME CHUTE COMPANY, INC., a Florida corporation ("Acme Chute"), DEVIVO INDUSTRIES, INC., a Connecticut corporation ("DeVivo"), ECOLOGICAL TECHNOLOGIES, INC., a Connecticut corporation ("Eco"), KE CORPORATION, a Delaware corporation ("Kohlman Acquisition Corp."), and AMERICAN GOOSENECK, INC., an Arizona corporation ("American Gooseneck") (Acme Chute, DeVivo, Eco, Kohlman Acquisition Corp. and American Gooseneck are sometimes collectively referred to herein as the "Subsidiary Guarantors" and, together with the Borrowers, the "Credit Parties"); GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., a national banking association (in its individual capacity, "NationsBank"), KEY CORPORATE CAPITAL, INC. (in its individual capacity, "KCCI"), the other Lenders signatory hereto from time to time, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent for the Lenders ("Administrative Agent"), and BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., as Revolver Agent for the Lenders ("Revolver Agent" and, together with Administrative Agent, "Agents").

   ----------------------------------------------------------------------------

1.       Second Amendment

2. Amended and Restated Revolving Credit Note (Revolver A), dated as of June 30, 2000, made by Borrowers payable to the order of GE Capital in the original principal amount of $5,343,750.00.

3. Amended and Restated Revolving Credit Note (Revolver A), dated as of June 30, 2000, made by Borrowers payable to the order of NationsBank in the original principal amount of $7,956,250.00.

4. Amended and Restated Revolving Credit Note (Revolver A), dated as of June 30, 2000, made by Borrowers payable to the order of KCCI in the original principal amount of $5,700,000.00.

5.       a.       Letter Agreement, dated June 30, 2000, from the Borrowers with respect to the execution and delivery of the Second Amendment and Notes outside of the State of Florida.

         b.       Affidavit of Out-of-State Execution and Delivery.

         c.       Affidavit of Out-of-State Delivery.

6. Opinion of Olshan Grundman Frome Rozenweig & Wolosky LLP, counsel to the Credit Parties, dated June 30, 2000.

7.       Evidence of Equity Contribution of $500,000 from Donald Engel.

8. [Documents related to change of Name of United Truck and Body Corporation and establishment of business location in Mississippi.]

                              AMENDED AND RESTATED
                           REVOLVING NOTE (REVOLVER A)

Dated as of June 30, 2000                                       Atlanta, Georgia
                                                                   $5,343,750.00

         FOR VALUE RECEIVED, the undersigned, HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., a national banking association, as Revolver Agent for Lenders ("Revolver Agent"), at its address at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131, Attention: Mr. John Foreman, or at such other place as Revolver Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIVE MILLION THREE HUNDRED FORTY THREE THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS AND NO CENTS ($5,343,750.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances (Revolver A) made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note (Revolver A) is one of the Revolving Notes (Revolver A) issued pursuant to that certain Credit Agreement dated as of October 28, 1998, by and among Borrowers, General Electric Capital Corporation, Bank of America, [N.A.,] successor in interest to NationsBank, N.A., Key Corporate Capital, Inc. and the other Persons signatory thereto from time to time as Lenders, General Electric Capital Corporation, as Administrative Agent and Revolver Agent (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance (Revolver A) made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Revolver Agent on its books; provided that the failure of Revolver Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances (Revolver A) made by Lender to Borrowers.

         This Revolving Note (Revolver A) amends and restates that certain Amended and Restated Revolving Note (Revolver A), dated as of October 1, 1999 (the "Original Note (Revolver A)"), made by the Borrowers payable to the order of the Lender in the original principal amount of $4,781,250.00. The outstanding principal balance of the Original Note (Revolver A), together with all accrued and unpaid interest thereon, shall, without any further action on the part of any party, be deemed to be outstanding under this Revolving Note (Revolver A) with the same allocation between principal and interest as under said Original Note (Revolver A). Acceptance by the Lender of this Revolving Note (Revolver A) shall not be deemed or construed as any payment, satisfaction, novation or refinancing of all or any portion of the indebtedness evidenced by the Original Note (Revolver A).

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note (Revolver A) becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note (Revolver A) may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note (Revolver A). Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         Except as provided in the Credit Agreement, this Revolving Note (Revolver A) may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE (REVOLVER A) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         IN WITNESS WHEREOF, the undersigned Borrowers have caused this Revolving Note (Revolver A) to be dated for reference as of the date first above written, but have in fact duly executed and delivered this Revolving Note (Revolver A) this 30th day of June, 2000.

                                  HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation
                                  IDC ACQUISITION SUB, INC., a New York
                                  corporation
                                  WILKINSON COMPANY, INC., an Ohio
                                  corporation
                                  RECYCLTECH ENTERPRISES INC., an Ontario
                                  corporation

                                  HESCO SALES, INC., a Florida
                                  corporation
                                  UNITED TRUCK AND BODY CORPORATION, a Florida corporation
                                  HESCO EXPORT CORPORATION, a Florida
                                  corporation
                                  BES-PAC,  INC., formerly known as BPI
                                  ACQUISITION  CORP., a
                                  South Carolina corporation
                                  DII ACQUISITION CORP., a Connecticut
                                  corporation



                                  By: /S/ J. GARY MCALPIN
                                     ------------------------------------------
                                     Name:
                                     Title:

STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF FULTON                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by Gary McAlpin, who personally appeared before me, being an officer of each of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, IDC ACQUISITION SUB, INC., a New York corporation, WILKINSON COMPANY, INC., an Ohio corporation, RECYCLTECH ENTERPRISES INC., an Ontario corporation, HESCO SALES, INC., a Florida corporation, UNITED TRUCK AND BODY CORPORATION, a Florida corporation, HESCO EXPORT CORPORATION, a Florida corporation, BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation, and DII ACQUISITION CORP., a Connecticut corporation, on behalf of each such corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [ ] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [X] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;

                                  /S/ LINDA M. BEETSCHEN
                                  --------------------------------------------
                                  Print Name: Linda M. Beetschen
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 12/25/01
                                                        ----------------------

(Notarial Seal)

                              AMENDED AND RESTATED
                           REVOLVING NOTE (REVOLVER A)

Dated as of June 30, 2000                                       Atlanta, Georgia
                                                                   $7,956,250.00

         FOR VALUE RECEIVED, the undersigned, HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A. ("Lender"), at the offices of BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., a national banking association, as Revolver Agent for Lenders ("Revolver Agent"), at its address at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131, Attention: Mr. John Foreman, or at such other place as Revolver Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of SEVEN MILLION NINE HUNDRED FIFTY SIX THOUSAND TWO HUNDRED FIFTY AND NO/100 DOLLARS AND NO CENTS ($7,956,250.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances (Revolver
A) made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note (Revolver A) is one of the Revolving Notes (Revolver A) issued pursuant to that certain Credit Agreement dated as of October 28, 1998, by and among Borrowers, General Electric Capital Corporation, Bank of America, [N.A.,] successor in interest to NationsBank, N.A., Key Corporate Capital, Inc. and the other Persons signatory thereto from time to time as Lenders, General Electric Capital Corporation, as Administrative Agent and Revolver Agent (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance (Revolver A) made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Revolver Agent on its books; provided that the failure of Revolver Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances (Revolver A) made by Lender to Borrowers.

         This Revolving Note (Revolver A) amends and restates that certain Amended and Restated Revolving Note (Revolver A), dated as of October 1, 1999 (the "Original Note (Revolver A)"), made by the Borrowers payable to the order of the Lender in the original principal amount of $7,118,750.00. The outstanding principal balance of the Original Note (Revolver A), together with all accrued and unpaid interest thereon, shall, without any further action on the part of any party, be deemed to be outstanding under this Revolving Note (Revolver A) with the same allocation between principal and interest as under said Original Note (Revolver A). Acceptance by the Lender of this Revolving Note (Revolver A) shall not be deemed or construed as any payment, satisfaction, novation or refinancing of all or any portion of the indebtedness evidenced by the Original Note (Revolver A).

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note (Revolver A) becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note (Revolver A) may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note (Revolver A). Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         Except as provided in the Credit Agreement, this Revolving Note (Revolver A) may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE (REVOLVER A) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         IN WITNESS WHEREOF, the undersigned Borrowers have caused this Revolving Note (Revolver A) to be dated for reference as of the date first above written, but have in fact duly executed and delivered this Revolving Note (Revolver A) this 30th day of June, 2000.

                                  HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation
                                  IDC ACQUISITION SUB, INC., a New York
                                  corporation
                                  WILKINSON COMPANY, INC., an Ohio
                                  corporation
                                  RECYCLTECH ENTERPRISES INC., an Ontario
                                  corporation

                                  HESCO SALES, INC., a Florida corporation
                                  UNITED TRUCK AND BODY CORPORATION, a
                                  Florida corporation
                                  HESCO EXPORT CORPORATION, a Florida
                                  corporation
                                  BES-PAC,  INC.,  formerly  known as BPI
                                  ACQUISITION  CORP., a South Carolina
                                  corporation
                                  DII ACQUISITION CORP., a Connecticut
                                  corporation



                                  By: /S/ J. GARY MCALPIN
                                     ------------------------------------------
                                     Name: J. Gary McAlpin
                                          -------------------------------------
                                     Title:


STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF FULTON                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by Gary McAlpin, who personally appeared before me, being an officer of each of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, IDC ACQUISITION SUB, INC., a New York corporation, WILKINSON COMPANY, INC., an Ohio corporation, RECYCLTECH ENTERPRISES INC., an Ontario corporation, HESCO SALES, INC., a Florida corporation, UNITED TRUCK AND BODY CORPORATION, a Florida corporation, HESCO EXPORT CORPORATION, a Florida corporation, BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation, and DII ACQUISITION CORP., a Connecticut corporation, on behalf of each such corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [ ] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [X] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;

                                  /S/ LINDA M. BEETSCHEN
                                  --------------------------------------------
                                  Print Name: Linda M. Beetschen
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 12/25/01
                                                        ----------------------

(Notarial Seal)

                              AMENDED AND RESTATED
                           REVOLVING NOTE (REVOLVER A)

Dated as of June 30, 2000                                       Atlanta, Georgia
                                                                   $5,700,000.00

         FOR VALUE RECEIVED, the undersigned, HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("Hi-Rise"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of KEY CORPORATE CAPITAL, INC. ("Lender"), at the offices of BANK OF AMERICA, [N.A.,] successor in interest to NATIONSBANK, N.A., a national banking association, as Revolver Agent for Lenders ("Revolver Agent"), at its address at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131, Attention: Mr. John Foreman, or at such other place as Revolver Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIVE MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS AND NO CENTS ($5,700,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances (Revolver A) made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note (Revolver A) is one of the Revolving Notes (Revolver A) issued pursuant to that certain Credit Agreement dated as of October 28, 1998, by and among Borrowers, General Electric Capital Corporation, Bank of America, [N.A.,] successor in interest to NationsBank, N.A., Key Corporate Capital, Inc. and the other Persons signatory thereto from time to time as Lenders, General Electric Capital Corporation, as Administrative Agent and Revolver Agent (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance (Revolver A) made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Revolver Agent on its books; provided that the failure of Revolver Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances (Revolver A) made by Lender to Borrowers.

         This Revolving Note (Revolver A) amends and restates that certain Amended and

Restated Revolving Note (Revolver A), dated as of October 1, 1999 (the "Original Note (Revolver A)"), made by the Borrowers payable to the order of the Lender in the original principal amount of $5,100,000.00. The outstanding principal balance of the Original Note (Revolver A), together with all accrued and unpaid interest thereon, shall, without any further action on the part of any party, be deemed to be outstanding under this Revolving Note (Revolver A) with the same allocation between principal and interest as under said Original Note (Revolver
A). Acceptance by the Lender of this Revolving Note (Revolver A) shall not be deemed or construed as any payment, satisfaction, novation or refinancing of all or any portion of the indebtedness evidenced by the Original Note (Revolver A).

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note (Revolver A) becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note (Revolver A) may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note (Revolver A). Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         Except as provided in the Credit Agreement, this Revolving Note (Revolver A) may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE (REVOLVER A) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         IN WITNESS WHEREOF, the undersigned Borrowers have caused this Revolving Note (Revolver A) to be dated for reference as of the date first above written, but have in fact duly executed and delivered this Revolving Note (Revolver A) this 30th day of June, 2000.

                                  HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation
                                  IDC ACQUISITION SUB, INC., a New York
                                  corporation
                                  WILKINSON COMPANY, INC., an Ohio
                                  corporation
                                  RECYCLTECH ENTERPRISES INC., an Ontario
                                  corporation
                                  HESCO SALES, INC., a Florida corporation

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

                                  UNITED TRUCK AND BODY CORPORATION, a
                                  Florida corporation
                                  HESCO EXPORT CORPORATION, a Florida
                                  corporation
                                  BES-PAC,  INC., formerly known as BPI
                                  ACQUISITION  CORP., a South Carolina
                                  corporation
                                  DII ACQUISITION CORP., a Connecticut
                                  corporation



                                  By: /S/ J. GARY MCALPIN
                                     ------------------------------------------
                                     Name: J. Gary McAlpin
                                          -------------------------------------
                                     Title:

STATE OF GEORGIA                    )
                                    ) ss.
COUNTY OF FULTON                    )

         The foregoing instrument was acknowledged before me this 30th day of June, 2000, by J. Gary McAlpin, who personally appeared before me, being an officer of each of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, IDC ACQUISITION SUB, INC., a New York corporation, WILKINSON COMPANY, INC., an Ohio corporation, RECYCLTECH ENTERPRISES INC., an Ontario corporation, HESCO SALES, INC., a Florida corporation, UNITED TRUCK AND BODY CORPORATION, a Florida corporation, HESCO EXPORT CORPORATION, a Florida corporation, BES-PAC, INC., formerly known as BPI ACQUISITION CORP., a South Carolina corporation, and DII ACQUISITION CORP., a Connecticut corporation, on behalf of each such corporation, and he acknowledged that he signed and delivered the foregoing instrument as his own free will and voluntary act for the purposes therein set forth. The above-named individual has produced the following identification which is current or has been issued within the past five years and bears a serial or other identifying number and did (did not) take an oath:

     [ ] the sworn written statement of a credible witness (who is presently known to the Notary) that the signer is personally known to the witness;

     [X] a driver's license or non-driver's ID issued by Florida or any other
         U.S. state;

     [ ] a U.S. passport or a foreign passport stamped by the U.S. Immigration and Naturalization Service;

     [ ] a U.S. military ID;

     [ ] a Canadian or Mexican driver's license issued by an official agency;

     [ ] for an inmate in custody, an ID issued by the Florida Department of Corrections;


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

                                  /S/ LINDA M. BEETSCHEN
                                  --------------------------------------------
                                  Print Name: Linda M. Beetschen
                                             ---------------------------------
                                  NOTARY PUBLIC
                                  Commission Number:
                                                    --------------------------
                                  My Commission Expires: 12/25/01
                                                        ----------------------

(Notarial Seal)

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